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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2001

TYSON FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-3400	71-0225165
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 WEST OAKLAWN DRIVE, SPRINGDALE, ARKANSAS 72762-6999
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (501) 290-4000

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events and Regulation FD Disclosure.

On September 28, 2001, the Registrant issued a press release regarding the completion of the Registrant's acquisition of IBP, inc. (the "Press Release"). The text of the Press Release is attached as Exhibit 99(a) to this report and is incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99(a) Text of the Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TYSON FOODS, INC.

Date: September 28, 2001                                          By:    /s/ R. Read Hudson
                                                                                            R. Read Hudson
                                                                                            Secretary and Corporate Counsel

Exhibit 99(a)

IBP SHAREHOLDERS APPROVE ACQUISITION

Tyson purchase of IBP completed

Dakota Dunes, South Dakota - September 28, 2001 - Shareholders of IBP, inc. (NYSE: IBP) today overwhelmingly voted to approve the purchase of the company by Tyson Foods, Inc. (NYSE: TSN). The vote, along with today's filing of merger documents, means Tyson's acquisition of IBP is now completed.

More than 98% of the shares voted approved the merger acquisition. The vote was accepted and announced at a special meeting held at IBP World Headquarters this morning. The two companies today also filed a certificate of merger with the Delaware secretary of state. The document, which lists the effective date of the merger, was submitted in Delaware because both companies are incorporated there.

Today's events mark the completion of a two-step acquisition process. Last month, Tyson paid $30 a share in cash for just over half of IBP's stock. Remaining IBP shares today were converted to Tyson Class A common stock in a tax free transaction using an exchange ratio of 2.381, which means IBP shareholders receive the equivalent of 2.381 shares of Tyson stock for every share of IBP stock they own. After today, IBP stock will no longer be publicly traded.

"We had a vision to combine these companies and create the world's leading protein provider," stated Tyson Foods, Inc. Chairman and CEO, John Tyson. "Today's merger is an exciting step that accomplishes that vision."

"A lot of people have worked long and hard to get us to this point, and I thank each of you for these efforts," said Tyson. "Our team members are excited and working together well. Yesterday we completed our capital structure, today we complete the combination, and beginning Monday, we can and will focus on maximizing the value of our exciting new company. Our future looks bright."

The new Tyson Foods, Inc. has already been organized in a "channel structure" to better serve customers. The company has two primary marketing groups or channels: a Foodservice and International Group and a Fresh Meats and Retail Group. Other aspects of the integration process remain underway and are expected to be completed by year's end.

The new Tyson Foods, Inc. is the world's leading protein provider, with a focus on value-added products. The company has approximately 28% of the U.S. beef market, 23% of the chicken market and 18% of the pork market. Revenues for fiscal 2002 are projected to be in excess of $25 billion, placing the company within the top 70 of last year's Fortune 500. The new Tyson has more than 120,000 team members in more than 130 production facilities across the United States.

Headquarters for the new Tyson Foods remains in Springdale, Arkansas. IBP's office complex in Dakota Dunes, South Dakota will remain the headquarters for IBP Fresh Meats, and will also be home to other operations and support services.

Forward-Looking Statements
Certain statements contained in this communication are ``forward-looking statements,'' such as statements relating to future events and the proposed Tyson merger with IBP. These forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Among the factors that may cause actual results to differ materially from those expressed in, or implied by, the statements are the following: (i) the risk that Tyson and IBP will not successfully integrate their combined operations; (ii) the risk that Tyson and IBP will not realize estimated synergies; (iii) unknown costs relating to the merger; (iv) risks associated with the availability and costs of financing, including cost increases due to rising interest rates; (v) fluctuations in the cost and availability of raw materials, such as feed grain costs, live cattle and live hogs; (vi) changes in the availability and relative costs of labor and contract growers; (vii) market conditions for finished products, including the supply and pricing of alternative proteins; (viii) effectiveness of advertising and marketing programs; (ix) changes in regulations and laws, including changes in accounting standards, environmental laws, and occupational, health and safety laws; (x) access to foreign markets together with foreign economic conditions, including currency fluctuations; (xi) the effect of, or changes in, general economic conditions; and (xii) adverse results from on-going litigation. Tyson undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

IMPORTANT INFORMATION
MORE DETAILED INFORMATION PERTAINING TO TYSON'S PROPOSED MERGER WITH IBP WILL BE SET FORTH IN APPROPRIATE FILINGS MADE, OR TO BE MADE WITH THE SECURITIES AND EXCHANGE COMMISSION (``SEC''), IF AND WHEN MADE. SHAREHOLDERS ARE URGED TO READ ANY RELEVANT DOCUMENTS THAT ARE CURRENTLY FILED OR MAY BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS WILL BE ABLE TO OBTAIN A FREE COPY OF ANY FILINGS CONTAINING INFORMATION ABOUT TYSON, LASSO AND IBP, WITHOUT CHARGE, AT THE SEC'S INTERNET SITE (HTTP://WWW.SEC.GOV ). COPIES OF ANY FILINGS CONTAINING INFORMATION ABOUT TYSON CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO TYSON FOODS, INC., 2210 WEST OAKLAWN DRIVE, SPRINGDALE, ARKANSAS 72762-6999, ATTENTION: OFFICE OF THE CORPORATE SECRETARY (501) 290-4000.

Tyson and certain other persons named below may be deemed to be participants in the solicitation of proxies. The participants in this solicitation may include the directors and executive officers of Tyson. A detailed list of the names of Tyson's directors and officers is contained in Tyson's proxy statement for its 2001 annual meeting, which may be obtained without charge at the SEC's Internet site (http://www.sec.gov ) or by directing a request to Tyson at the address provided above.

As of the date of this communication, except as disclosed in the Schedule 13D filed by Tyson, Lasso, the Tyson Limited Partnership and Don Tyson on August 14, 2001, none of the foregoing participants individually beneficially owns in excess of 5% of IBP's common stock.  Except as disclosed above and in Tyson's proxy statement for its 2001 annual meeting and other documents filed with the SEC, to the knowledge of Tyson, none of the directors or executive officers of Tyson has any material interest, direct or indirect, by security holdings or otherwise, in Tyson or IBP.

This communication is not an offer to purchase shares of IBP, nor is it an offer to sell shares of Tyson Class A common stock which may be issued in any proposed merger with IBP. Any issuance of Tyson Class A common stock in any proposed merger with IBP would have to be registered under the Securities Act of 1933, as amended and such Tyson stock would be offered only by means of a prospectus complying with the Act.

Investor Contact:                       Louis Gottsponer, 501-290-4826

Media Contacts:                        Ed Nicholson, 501-290-4591
                                                  Gary Mickelson, 605-235-2986